UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2009

Lazard Ltd
(Exact name of registrant as specified in its charter)

Bermuda
(State or other jurisdiction of incorporation)

001-32492	98-0437848
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, 2 Church Street, Hamilton, Bermuda	HM 11
(Address of Principal Executive Offices)	(Zip Code)

441-295-1422
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

Pursuant to a Prospectus Supplement dated September 8, 2009, to the Prospectus dated November 21, 2006 (together, the “Prospectus”), certain selling shareholders (the “Selling Shareholders”) of Lazard Ltd (the “Company”) identified in the Prospectus offered 5,215,921 shares of Class A common stock, par value $0.01 per share, of the Company (the “Common Stock”).  The Prospectus was filed as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-138855; effective automatically pursuant to Rule 462(e) of Regulation C of the Securities Act 1933, as amended) filed with the Securities and Exchange Commission on November 21, 2006.

The sale of the Common Stock was underwritten by Goldman, Sachs & Co. (“Goldman Sachs”), pursuant to (i) an Underwriting Agreement, dated as of September 8, 2009 (the “Underwriting Agreement”), among the Company, the Selling Shareholders and Goldman Sachs and (ii) a Pricing Agreement, dated as of September 8, 2009 (the “Pricing Agreement”), among the Company, the Selling Shareholders and Goldman Sachs.  Goldman Sachs agreed to purchase the 5,215,921 shares of Common Stock in the offering from the Selling Shareholders at a price of $37.00 per share of Common Stock.  The offering was approved by resolution of the Board of Directors of the Company on September 8, 2009.

The preceding is a summary of the terms of the Underwriting Agreement and the Pricing Agreement, and is qualified in its entirety by reference to the Underwriting Agreement attached as Exhibit 1.1 and the Pricing Agreement attached as Exhibit 1.2, which are incorporated herein by reference as though they were fully set forth herein.

Item 9.01             Financial Statements and Exhibits

(d) Exhibits.         The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of September 8, 2009, among Lazard Ltd, the Selling Shareholders listed thereto and Goldman, Sachs & Co.
1.2	Pricing Agreement, dated as of September 8, 2009, among Lazard Ltd, the Selling Shareholders listed thereto and Goldman, Sachs & Co.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD LTD
(Registrant)
By:	/s/ Michael J. Castellano
Name: Michael J. Castellano
Title: Chief Financial Officer

Dated:  September 11, 2009

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated as of September 8, 2009, among Lazard Ltd, the Selling Shareholders listed thereto and Goldman, Sachs & Co.
1.2	Pricing Agreement, dated as of September 8, 2009, among Lazard Ltd, the Selling Shareholders listed thereto and Goldman, Sachs & Co.